Assets Held For Sale and Sales of Real Estate Assets (Notes)	12 Months Ended
Dec. 31, 2015
Assets Held For Sale and Sales of Real Estate [Abstract]
Assets Held For Sale and Sales of Real Estate [Text Block]
NOTE 7: ASSETS HELD FOR SALE AND SALES OF REAL ESTATE
Assets Held for Sale—Assets held for sale consisted of the following (in thousands):

	December 31, 2015	December 28, 2014
Real estate	$206,422	$5,645

During the third quarter of 2015, the Company began the process of marketing the north block of its Los Angeles Times Square property located in Los Angeles, CA which has an aggregate carrying value of $41 million for land, building and improvements. On December 28, 2015, the Company entered into an agreement to sell the property which is subject to certain adjustments and customary closing conditions. There can be no assurance that such sale will be completed in a timely manner or at all. In the fourth quarter of 2015, the Company began the process to sell one of its properties, Tribune Tower, located in Chicago, IL. Tribune Tower has an aggregate carrying value of $107 million for land, building and improvements. Additionally, as of December 31, 2015, the Company was in the process of selling a production facility located in Los Angeles, CA leased to Tribune Publishing with a carrying value of $58 million. The combined net carrying value of $206 million for the properties held for sale is included in assets held for sale in the Company’s Consolidated Balance Sheet at December 31, 2015. In the fourth quarter of 2015, the Company identified several properties that it expects to place on the market in 2016. Although these properties did not meet all conditions to be classified as held for sale as of December 31, 2015, the Company was required to assess the properties for impairment pursuant to ASC Topic 360 due to management’s expectation that it is more likely than not that properties will be held for sale in 2016. As a result of this assessment, the Company recorded an impairment charge of $7 million related to certain properties that is included in selling, general and administrative expenses.
As of December 28, 2014, the Company was in the process of selling three idle properties located in Bel Air, MD, Newport News, VA and Portsmouth, VA, which had an aggregate carrying value of land, building and improvements of $6 million. In 2014, the Company recorded impairment charges totaling $4 million to write down the value of properties held for sale to their estimated fair value, less the expected selling costs.
Sales of Real Estate—On December 19, 2014, the Company closed a transaction to sell the production facility in Baltimore, MD leased to Tribune Publishing for net proceeds of approximately $45 million and recorded a pretax gain of $21 million that is included in selling, general and administrative expenses in the Company’s Consolidated Statement of Operations. Additionally, during 2014, the Company sold two idle properties for net proceeds of approximately $5 million and recorded a net gain of less than $1 million that is also included in selling, general and administrative expenses.
During 2015, the Company sold Bel Air, MD and Newport News, VA properties for net proceeds of approximately $5 million and recorded a net loss of less than $1 million that is included in selling, general and administrative expenses.